Exhibit 10.17

U.S. Small Business Administration AMENDED AND RESTATED
NOTE

SBA Loan #              EXP 493 -154 - 4000
SBA Loan Name           M.T. Marketing Int. Corp.
Date                    December 12, 2001
Loan Amount             not more than $150,000.00
Interest Rate           Wall Street Journal Prime Rate plus 1% per annum
Borrower                M.T. Marketing Int. Corp.
Operating Company       N/A
Lender                  Community Capital Bank

     1.   Promise  To  Pay:

          In return for the Loan, Borrower promises to pay to the order of Lender the amount of One hundred Fifty Thousand and No/100 Dollars,
          Interest on the unpaid principal  balance,   and  all  other  amounts
          required  by this Note.

     2. DEFINITIONS: "Collateral means any property taken as security for payment of this Note or any guarantee of this Note.
          "Guarantor" means each person or entity that signs a guarantee of payment of this Note.
          "Loan" means the loan evidenced by this Note. "Loan Documents" means the Documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral,
          "SBA" means the Small Business Administration, an Agency of the United State of America.

     3.   PAYMENT  TERMS:
          Borrower must make all payments at the place Lender designates. The payment terms for this Note are:
          SEE PARAGRAPH 4 OF THE CREDIT AGREEMENT MADE AS OF DECEMBER 12, 2001, AS MODIFIED BY THE MODIFICATION TO CREDIT AGREEMENT MADE AS OF JANUARY 1, 2003, EACH BY AND AMONG COMMUNITY CAPITAL BANK, M.T. MARKETING INT. CORP., MACDONALD S. TUDEME AND MARGUERITE TUDEME, THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN AND MADE A PART HEREOF.

     4.   DEFAULT:
          Borrower is in default under this if Borrower does not make a payment when due under this Note, or if Borrower of Operating Company :

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          a.   Fails  to  do  anything  required  by  this  Note  and other Laon
               Documents;
          b.   Defaults  on  any  other  Loan  with  Lender;
          c. Does not preserve, or account to Lender's satisfaction for, any of the Collateral or its proceeds;
          d. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;
          e. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
          f. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially effect Borrower's ability to pay this Note;
          g.   Fails  to  pay  any  taxes  when  due;
          h. Becomes the subject of a proceeding under any bankruptcy or insolvency law;
          i. Has a receiver or liquidator appointed for any part of their business or property;
          j.   Makes  an  assignment  for  the  benefit  of  creditors;
          k. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;
          l. Reorganize, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or
          m. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

     5. LENDER'S RIGHTS IF THERE IS A DEFAULT: Without notice or demand and without giving up any of its rights, Lender may;

          a.   Require  immediate  payment  of all amount owing under this note;
          b.   Collect  all  amounts  owing  from  any  Borrower  or  Guarantor;
          c.   File  suit  and  obtain  judgment;
          d.   Take  possession  of  any  Collateral;  or
          e. Sell, Lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.
     6.   LENDER'S  GENERAL  POWERS:
          Without notice and without Borrower's consent, Lender may;
          a. Bid on or Buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;
          b. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expense to the principle balance;
          c.   Release  anyone  obligated  to  pay  this  Note;
          d. Compromise, release, renew, extend or substitute any of the Collateral; and
          e. Take any action necessary to protect the Collateral or collect amounts owing on this Note.

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     7.   WHEN  FEDERAL  LAW  APPLIES:
          a. When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations, Lender or SBA may use state or local procedures for filing papers, recording documents, giving notices, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or sate law to deny any obligation, defeat any claim of SBA, or preempt federal law.
     8. SUCCESSORS AND ASSIGNS: Under this Note, Borrowers and Operating Company include the successors of each, and Lender includes its successors and assigns.
     9.   GENERAL  PROVISIONS:
          a. All individuals and entities signing this Note are jointly and severally liable.
          b.   Borrower  waives  all  surety  ship  defenses.
          c. Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender's liens on Collateral.
          d. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
          e.   Borrower  may  not  use  an  oral  statement  of Lender or SBA to contradict  or  alter  the  written  terms  of  this  Note.
          f.   If any part of this Note is unenforceable, all other parts remain in  effect.
          g. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

     10. STATE-SPECIFIC PROVISIONS: SEE PARAGRAPH 4 OF THE CREDIT AGREEMENT MADE AS OF DECEMBER 12, 2001, AS MODIFIED BY THE MODIFICATION TO CREDIT AGREEMENT MADE AS OF JANUARY 1, 2003, EACH BY AND AMONG COMMUNITY CAPITAL BANK, M.T. MARKETING INT. CORP., MACDONALD S. TUDEME AND MARGUERITE TUDEME, THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN AND MADE A PART HEREOF.

     11. BORROWER'S NAME(S) AND SIGNATURE(S): By signing below, each individual or entity becomes obligated under this Note as Borrower.

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IN WITNESS WHEREOF, THE UNDERSIGNED HAS EXECUTED THIS AMENDED AND RESTATED NOTE
THIS 7 DAY OF NOVEMBER 2003.


                                   M.T. MARKETING INT. CORP.

                                   BY: /S/ MACDONALD TUDEME
                                   ----------------------------------------
                                   MACDONALD S. TUDEME
                                   PRESIDENT

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